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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 4, 2006




                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                     0-9624                22-2332039
--------------------------------     ----------------       -------------------
 (State or Other Jurisdiction of     (Commission File         (IRS Employer
          Incorporation)                 Number)            Identification No.)


                        1105 N. Market Street, Suite 1300
                           Wilmington, Delaware 19899
                     ---------------------------------------
                     (Address of Principal Executive Office)


Registrant's telephone number, including area code (302) 427-7599
                                                   ---------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.03(a) Bankruptcy or Receivership

     As previously reported, on December 4, 2006, ITG Vegas, Inc. and its debtor affiliates ITG Palm Beach, LLC, Cruise Holdings I, LLC, Cruise Holdings II, LLC, Royal Star Entertainment, LLC, Riviera Beach Entertainment, LLC, Orion Casino Corporation, and International Thoroughbred Gaming Development Corporation, filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq., in the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court"), Case Number 06-16350-PGH. Debtor affiliates Palm Beach Empress, Inc. and Palm Beach Maritime Corporation filed their respective petitions on December 6, 2006, and debtor affiliate International Thoroughbred Breeders, Inc. (the "Registrant") filed its Chapter 11 petition on December 7, 2006. By order dated December 14, 2006, the Bankruptcy Court ordered the Registrant's case to be jointly administered, for procedural purposes only, with the jointly administered cases of ITG Vegas, Inc. and its debtor affiliates, under Case Number 06-16350-PGH.

     On July 23, 2007, pursuant to 11 U.S.C. Section 1104, the Bankruptcy Court directed the appointment of a Chapter 11 Trustee. On July 27, 2007, the United States Trustee appointed Mark T. Calvert as Chapter 11 trustee for these debtors, including the Registrant, and on August 3, 2007, the Bankruptcy Court entered an order approving the United States Trustee's appointment of Mr. Calvert as Trustee. A copy of the order approving the appointment of Mr. Calvert as Trustee is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

      (c) Exhibits

      Exhibit No.             Document
      -----------             --------

       99.1 United States Bankruptcy Court Southern District of Florida Order Approving Selection of Trustee - Case Number 06-16350-PGH.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERNATIONAL THOROUGHBRED BREEDERS, INC.


Date:  August 9, 2007                  By: /s/ Mark T. Calvert
                                       ----------------------------------------
                                            Mark T. Calvert
                                            Trustee

                                  EXHIBIT INDEX

  Exhibit No.                        Description
  ----------- ------------------------------------------------------------------

       99.1 United States Bankruptcy Court Southern District of Florida Order Approving Selection of Trustee - Case Number 06-16350-PGH.

                                                                    Exhibit 99.1


           Case 06-16350-PGH Document 808 Filed 08/03/2007 Page 1 of 2


                                                               [GRAPHIC OMITTED]


ORDERED in the Southern District of Florida on August 03, 2007.


                                                /s/ Paul G. Hyman
                                               ------------------------------
                                               Paul G. Hyman, Chief Judge
                                               United States Bankruptcy Court

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                     UNITED STATES BANKRUPTCY COURT FOR THE
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION
                              www.flsb.uscourts.gov

IN RE:                                     :  CHAPTER 11
                                           :
ITG VEGAS, INC. et al.,                    :  CASE NO. 06-16350-BKC-PGH
                                           :  (Jointly Administered)
                  Debtors.                 :
------------------------------------------


                      ORDER APPROVING SELECTION OF TRUSTEE

     The United States Trustee, having advised this Court that Mark T. Calvert, 35300 Center Street SE, Snoqualmie, WA 98065, 206-909-3636, has been selected for appointment by the United States Trustee as the chapter 11 trustee in this case, and the Court having reviewed and considered the United States Trustee's Application For Approval Of Appointment Of Chapter 11 Trustee, it is

     ORDERED that,  pursuant to 11 U.S.C.  Section 1104, the appointment of Mark
T. Calvert as chapter 11 trustee is approved, and it is further

           Case 06-16350-PGH Document 808 Filed 08/03/2007 Page 2 of 2

     ORDERED that the trustee shall have all the powers and duties of a trustee under 11 U.S.C. Section 1106 and the authority to operate the debtor's business pursuant to 11 U.S.C. Section 1108. The Trustee shall be responsible for filing with the Court and submitting to the United States Trustee and the Bankruptcy Court Clerk all monthly reports required by the United States Trustee and any other information reasonably necessary to allow the United States Trustee to administer this case.

###

Submitted by:

Heidi A. Feinman
Trial Attorney
U.S. Department of Justice Office of the U.S. Trustee
51 S.W. 51st Ave.
Suite 1204
Miami, FL 33130
(305) 536-7285
(305) 536-7360
heidi.a.feinman@usdoj .gov

copies to:

All Creditors and Interested Parties (By Clerk's Office)